Trade and other liabilities	12 Months Ended
Dec. 31, 2017
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Trade and other liabilities

24. Trade and other liabilities

All figures in £ millions	2017	2016
Trade payables	265	333
Social security and other taxes	21	25
Accruals	447	507
Deferred income	322	883
Interest payable	45	31
Liability to purchase own shares	151	—
Other liabilities	224	272

	1,475	2,051

Less: non-current portion
Accruals	26	17
Deferred income	35	319
Other liabilities	72	86

	133	422

Current portion	1,342	1,629

The carrying value of the Group’s trade and other liabilities approximates its fair value.

The deferred income balance comprises advance payments in assessment, testing and training businesses; subscription income in school and college businesses; and obligations to deliver digital content in future periods.

The liability to purchase own shares relates to a liability arising under a buyback agreement for the purchase of the company’s own shares (see note 27).